Exhibit 99.1

Lumen Technologies, Inc. and Qwest Corporation Announce Expiration and Final Results of Exchange Offers and Consent Solicitations

DENVER, June 10, 2026 – Lumen Technologies, Inc. (“Lumen,” “us,” “we” or “our”) (NYSE: LUMN) today announced, together with Qwest Corporation, its wholly-owned subsidiary (“Qwest”), the expiration and final results of the previously announced offers (the “Exchange Offers”) by Qwest to exchange the outstanding notes described below, in each case subject to certain terms and conditions set forth in the Registration Statement on Form S-4, including a prospectus and consent solicitation statement forming a part thereof (as amended or supplemented from time to time, the “Prospectus”). Capitalized terms used and not defined in this press release have the meanings given to them in the Prospectus. In connection with the Exchange Offers, Qwest and Lumen also solicited consents to amend the Old Qwest Indentures (as defined below) (the “Consent Solicitations”).

The Exchange Offers and the Consent Solicitations expired at 5:00 p.m. ET on June 9, 2026 (the “Expiration Date”).

The notes offered to be exchanged in the Exchange Offers were Qwest’s (1) 6.5% Notes due 2056 (CUSIP Number 74913G 881) (the “2056 Notes”) and (2) 6.75% Notes due 2057 (CUSIP Number 74913G 873) (the “2057 Notes” and, together with the 2056 Notes, the “Old Qwest Notes”), in exchange for (1) 6.500% Notes due 2051 (the “New 6.500% 2051 Notes”) and (2) 6.750% Notes due 2052 (the “New 6.750% 2052 Notes” and, together with the New 6.500% 2051 Notes, the “New Qwest Notes”), to be issued by Qwest and fully and unconditionally guaranteed on an unsecured basis by Lumen.

The Expiration Date has passed for the Old Qwest Notes tendered pursuant to the Exchange Offers and such tenders may no longer be withdrawn. The table below provides the aggregate principal amount of validly tendered Old Qwest Notes that Qwest accepted for exchange as of the Expiration Date, as well as the aggregate principal amount of New Qwest Notes to be issued and the total amount of cash to be paid, in connection with the Exchange Offers and the Consent Solicitations:

Series of Old Qwest Notes	CUSIP No. (1)	Aggregate Principal Amount Outstanding prior to the Exchange Offers	Series of New Qwest Notes(1)	Principal Amount Tendered and Accepted for Exchange	Principal Amount of the New Notes to Be Issued	Total Cash Amount to be Paid for Consent Fee(2)
						Cash
6.5% Notes due 2056	74913G 881	$977,500,000	Option 1: New 6.500% 2051 Notes, $25 denominations or Option 2: New 6.500% 2051 Notes, $1 denominations	Option 1: $515,297,925	Option 1: $515,297,925	$2,079,823.56
				Option 2: $316,631,500	Option 2: $316,631,500
6.75% Notes due 2057	74913G 873	$660,000,000	Option 1: 6.750% Notes due 2052, $25 denominations or Option 2: New 6.500% 2051 Notes, $1 denominations	Option 1: $381,528,000	Option 1: $381,528,000	$1,379,796.63
				Option 2: $170,390,650	Option 2: $170,390,650

(1)

The New 6.500% 2051 Notes will be issued under separate global notes (at least one global note for each denomination) having separate CUSIP numbers but otherwise constituting the same series for voting purposes, and issued under the same supplemental indenture.

(2)

Consideration in the form of a cash payment of $0.0625 per $25 principal amount of the Old Qwest Notes for consents to the proposed amendments to the applicable Old Qwest Indenture under which such series of Old Qwest Notes were issued that are validly delivered prior to the Expiration Date and not validly withdrawn.

The interest rate, interest payment dates, and redemption prices of the New 6.500% 2051 Notes and the New 6.750% 2052 Notes to be issued by Qwest in the Exchange Offers will be the same as the 2056 Notes and the 2057 Notes, respectively. The New Qwest Notes (i) are senior unsecured obligations of Qwest, will rank senior to obligations to make payments under any of Qwest’s existing and future subordinated debt, and rank equally in right of payment with Qwest’s obligations to make payments under all of Qwest’s existing and future unsecured and unsubordinated debt; (ii) are effectively subordinated in right of payment to any of Qwest’s existing and future secured indebtedness to the extent of the value of the assets securing any such indebtedness; and (iii) are fully and unconditionally guaranteed on an unsecured basis by Lumen.

The New Qwest Notes issued in exchange for any Old Qwest Notes that were validly tendered on or before the Expiration Date and accepted for exchange are expected to be delivered by Qwest on June 11, 2026 (the “Settlement Date”). No tenders will be valid if submitted after the Expiration Date.

In conjunction with the Exchange Offers, Qwest and Lumen solicited consents from holders of each series of the Old Qwest Notes (“Consents”) to certain proposed amendments (the “Proposed Amendments”) to the indentures governing the Old Qwest Notes (the “Old Qwest Indentures”). Holders of Old Qwest Notes that tendered such Old Qwest Notes were deemed to have given Consent to the Proposed Amendments with respect to the Old Qwest Notes. To adopt the Proposed Amendments related to a series of Old Qwest Notes, Qwest was required to receive Consents from holders representing at least a majority of the outstanding aggregate principal amount of such series of Old Qwest Notes (the “Requisite Consents”).

As of the Expiration Date, Qwest has received the Requisite Consents with respect to both series of Old Qwest Notes. Accordingly, Qwest will enter into a supplemental indenture with the trustee for the applicable series of Old Qwest Notes to effect the Proposed Amendments, and such supplemental indenture will become effective on the Settlement Date.

As previously announced, as part of Qwest simplifying its reporting obligations, Qwest has de-listed the Old Qwest Notes from the NYSE and expects to de-register the Old Qwest Notes promptly following the Settlement Date and thereafter cease filing reports with the SEC under the Exchange Act, in reliance on Rule 12h-5 under the Exchange Act, subject to Lumen’s periodic reports containing the disclosures required by Rule 13-01 of Regulation S-X.

In connection with the Exchange Offers and Consent Solicitations, Lumen and Qwest retained Morgan Stanley & Co. LLC to act as lead dealer manager and D.F. King & Co., Inc. to act as the information agent and exchange agent for the Exchange Offers and Consent Solicitations. Requests for copies of the Prospectus or any other documents related to the Exchange Offers and Consent Solicitations can be directed to D.F. King & Co., Inc. at (800) 755-3105 (for information U.S. Toll-free) or (212) 257-2075 (information for banks and brokers). Questions regarding the terms and conditions of the Exchange Offers and Consent Solicitations should be directed to Morgan Stanley & Co. LLC, at Morgan Stanley & Co. LLC, 1585 Broadway, New York, New York 10036, Attention: Global Debt Advisory Group, Collect: (212) 761-1057, Toll Free: (800) 624-1808, Email: lmny@morganstanley.com.

This press release is for informational purposes only and is not an offer to buy or sell or the solicitation of an offer to sell with respect to any securities. The Exchange Offers were made only pursuant to the terms of the Prospectus.

About Lumen Technologies

Lumen is unleashing the world’s digital potential. We ignite business growth by connecting people, data, and applications – quickly, securely, and effortlessly. As the trusted network for AI, Lumen uses the scale of our network to help companies realize AI’s full potential. From metro connectivity to long-haul data transport to our edge cloud, security, managed service, and digital platform capabilities, we meet our customers’ needs today and as they build for tomorrow. Lumen and Lumen Technologies are registered trademarks of Lumen Technologies, Inc. in the United States.

Forward-Looking Statements

Except for historical and factual information, the matters set forth in this release and other of our oral or written statements identified by words such as “estimates,” “expects,” “anticipates,” “believes,” “plans,” “intends,” and similar expressions are forward-looking statements. These forward-looking statements are not guarantees of future results and are based on current expectations only, are inherently speculative, and are subject to a number of assumptions, risks and uncertainties, many of which are beyond our control. Actual events and results may differ materially from those anticipated, estimated, projected or implied by us in those statements if one or more of these risks or uncertainties materialize, or if underlying assumptions prove incorrect. Factors that could affect actual results include, but are not limited to: failure of the conditions set forth in the Prospectus to be satisfied or waived; the possibility that potential debt investors will not be receptive to the Exchange Offers or Consent Solicitations on the terms described above or at all; corporate developments that could preclude, impair or delay the above-described transactions due to restrictions under the federal securities laws; changes in Qwest or Lumen’s credit ratings; changes in the cash requirements, financial position, financing plans or investment plans of Qwest or Lumen or their respective affiliates; changes in general market, economic, tax, regulatory or industry conditions that impact the ability or willingness of Qwest or Lumen or their respective affiliates to consummate the above-described transactions on the terms described above or at all; and other risks referenced from time to time in the filings of Lumen or Qwest with the Securities and Exchange Commission. We undertake no obligation to publicly update or revise any forward-looking statements for any reason, whether as a result of new information, future events or developments, changed circumstances, or otherwise. We may change our intentions, strategies or plans (including our plans expressed herein) without notice at any time and for any reason.

Media Contact:	Investor Contact:
Anita J. Gomes Anita.Gomes@lumen.com +1 858-229-8538	Jim Breen, CFA Investor.relations@lumen.com +1 603-404-7003